Exhibit 10.2

PERSONAL AND CONFIDENTIAL

August 25, 2015

Bank of America, N.A.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Credit Suisse AG

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

UBS AG, Stamford Branch

677 Washington Boulevard

Stamford, Connecticut 06901

UBS Securities LLC

1285 Avenue of the Americas

New York, New York 10019

Anthem, Inc.

120 Monument Circle

Indianapolis, Indiana 46204

Bridge Facility Joinder Agreement

Ladies and Gentlemen:

Reference is made to the Commitment Letter, dated as of July 23, 2015, (together with all exhibits, schedules and annexes thereto, the “Commitment Letter”) among Bank of America, N.A. (“Bank of America”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (or its designated affiliates, “MLPFS” and, together with Bank of America, “BofAML”), Credit Suisse AG (acting through such of its affiliates or branches as it deems appropriate, “CS”), Credit Suisse Securities (USA) LLC (“CS Securities” and, together with CS and their respective affiliates, “Credit Suisse”), UBS Securities LLC (“UBS Securities”), UBS AG, Stamford Branch (“UBS AG” and, together with UBS Securities, “UBS”) and Anthem, Inc. (the “Borrower”), and attached hereto as Exhibit A. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Commitment Letter.

This joinder agreement to the Commitment Letter (this “Joinder Agreement”) sets forth the understanding of the parties hereto regarding the participation of each party identified on the signature pages hereof or such party’s designated affiliate as an “Additional Commitment Party” (collectively, the “Additional Commitment Parties” and together with BofAML, Credit Suisse and UBS (the “Initial Commitment Parties”), the “Commitment Parties”) in the financing of the Bridge Facility.

Each Additional Commitment Party hereby commits to provide to the Borrower, on a several but not joint basis, in each case, except as expressly set forth herein, on the same terms and conditions as are applicable to the commitments of Bank of America, CS and UBS AG in respect of the Bridge Facility under the Commitment Letter (each such commitment of a Commitment Party, its “Commitment,” and, collectively, the “Commitments”), the principal amount of the Bridge Facility set forth opposite such Commitment Party’s name on Schedule I attached hereto. For the avoidance of doubt, the commitments of Bank of America, CS and UBS AG with respect to the Bridge Facility shall be reduced on a dollar-for-dollar basis by the aggregate amount of the Commitments of each Additional Commitment Party upon execution of this Joinder Agreement by each of the parties hereto, such that, as of the date of this Joinder Agreement, the Commitment of each Commitment Party is as set forth on Schedule I. In the event that the aggregate commitments in respect of the Bridge Facility under the Commitment Letter are reduced in accordance with the terms described in the Bridge Facility term sheet under the caption “Mandatory Prepayments and Commitment Reductions”, the commitments of each Commitment Party with respect to the Bridge Facility shall be reduced on a pro rata basis. It is agreed that each Additional Commitment Party (or such Additional Commitment Party’s applicable affiliate) will be granted the title or designation with respect to the Bridge Facility as set forth opposite such Additional Commitment Party’s name on Schedule I attached hereto, if any.

Each Additional Commitment Party shall be deemed to be bound by the Commitment Letter as a “Commitment Party” in accordance with, and to the extent set forth in, this Joinder Agreement and, except as expressly set forth herein, shall have all the rights and obligations with respect to its Commitment, to the same extent as the same are applicable to each Initial Commitment Party in its capacity as a Commitment Party. Each Additional Commitment Party acknowledges and agrees that the definitive documentation for the Bridge Facility will be based on the Bridge Documentation Principles and that the Bridge Facility Documentation and the Term Facilities Documentation will be substantially identical, except as otherwise specifically provided in the Term Sheets with respect to maturity, pricing, fees, amortization and mandatory prepayments and commitment reductions. Each Additional Commitment Party acknowledges and agrees that its commitment hereunder is subject solely to the satisfaction or waiver of the conditions precedent specified in Section 5 of the Commitment Letter and Exhibit C to the Commitment Letter. Each Additional Commitment Party acknowledges and agrees that the Borrower, at its expense, may replace any Additional Commitment Party hereto that has (or is controlled by or under common control with any person or entity that has) been deemed insolvent or become subject to a bankruptcy, insolvency, receivership, conservatorship or other similar proceeding, or that refuses to execute, or materially delays in executing, the Bridge Facility Documentation governing the Bridge Facility agreed with the Lead Arrangers, with another financial institution selected by the Borrower in consultation with the Lead Arrangers.

As consideration for the Commitments and agreements of each Additional Commitment Party, the Lead Arrangers confirm that certain fees shall be paid to the Additional Commitment Parties upon receipt thereof from the Borrower as set forth in that certain invite letter distributed to the Additional Commitment parties on July 29, 2015, with any fees therein relating to the Bridge Facility applicable to the Commitments described on Schedule I hereto; provided that the Borrower shall in any event only be responsible for paying those fees set forth in the Fee Letter and shall not be in any way responsible for the distribution of such amounts to the Additional Commitment Parties.

For the avoidance of doubt, notwithstanding that the Additional Commitment Parties are agreeing to be bound by the Commitment Letter as set forth herein, each Additional Commitment Party agrees that it shall have no rights or benefits with respect to, (a) roles or titles assigned to the Initial Commitment Parties with respect to the Bridge Facility set forth in the Commitment Letter, (b) the provisions of the Commitment Letter applicable to the Lead Arrangers and the Administrative Agent in their capacities as such, (c) any provisions of any fee letter entered into in connection with the Bridge Facility and (d) any fee payment obligations of the Borrower pursuant to the Fee Letter described in Section 4(a) of the Commitment Letter.

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This Joinder Agreement may not be assigned by (i) the Borrower without the prior written consent of each Commitment Party or (ii) any Additional Commitment Party without the prior written consent of each of the Borrower and the Lead Arrangers, which consent shall not be unreasonably withheld or delayed (and, in each case, any purported assignment without such consent will be null and void), is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person (including your equity holders, employees or creditors) other than the parties hereto (and any Indemnified Person). Notwithstanding the foregoing, each Additional Commitment Party may assign its Commitment and agreements hereunder, in whole or in part, to any of its affiliates (provided that any such assignment to an affiliate shall not relieve such Additional Commitment Party of its obligations to fund such assigned portion of its Commitment hereunder unless and until such affiliate shall have funded the portion of the Commitment so assigned on the Closing Date).

This Joinder Agreement may not be amended or any term or provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto; provided that, notwithstanding the foregoing, this Joinder Agreement may be amended with only the consent of the Lead Arrangers and the Borrower in order to add additional Commitment Parties and accordingly reduce the commitments of existing Commitment Parties hereunder in the manner set forth therein. Each of the Borrower and the Lead Arrangers hereby agree that no amendment, waiver, supplement or other modification to the Commitment Letter that is adverse to any Additional Commitment Party shall be entered into unless the parties thereto and each Additional Commitment Party shall have consented thereto in writing, unless such amendment, waiver, supplement or other modification relates solely to a matter for which the decisional authority is expressly allocated to the Administrative Agent or the Lead Arrangers, as applicable, under the terms of the Commitment Letter. Notwithstanding the foregoing, the right to determine the satisfaction of or waive the satisfaction of any condition precedent shall remain solely with the Lead Arrangers.

This Joinder Agreement may be executed in any number of counterparts, each of which when executed will be an original and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

This Joinder Agreement (including, for the avoidance of doubt, all of the terms of the Commitment Letter incorporated by reference herein) is the only agreement that has been entered into among the Borrower and each Additional Commitment Party with respect to the Bridge Facility and sets forth the entire understanding of the parties with respect thereto. No individual has been authorized by any Additional Commitment Party or any of its respective affiliates to make any oral or written statements that are inconsistent with this Joinder Agreement. Following the execution and delivery of this Joinder Agreement by each of the parties hereto, the Commitment Letter and this Joinder Agreement shall be construed as a single instrument to the extent necessary to give effect to the provisions hereof. Notwithstanding any provision hereof or of the Commitment Letter, each party hereto hereby agrees that all obligations of each Commitment Party, whether pursuant hereto or pursuant to the Commitment Letter, shall be several and not joint obligations.

ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION, SUIT, PROCEEDING OR CLAIM ARISING IN CONNECTION WITH OR AS A RESULT OF ANY MATTER REFERRED TO IN THIS JOINDER AGREEMENT IS HEREBY IRREVOCABLY WAIVED BY THE PARTIES HERETO. THIS JOINDER AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT (A) THE INTERPRETATION OF THE DEFINITION OF “MATERIAL ADVERSE EFFECT” (AND WHETHER OR NOT A “MATERIAL ADVERSE

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EFFECT” HAS OCCURRED OR WOULD REASONABLY BE EXPECTED TO OCCUR), (B) THE DETERMINATION OF THE ACCURACY OF ANY ACQUISITION AGREEMENT REPRESENTATIONS AND WHETHER AS A RESULT OF ANY INACCURACY OF ANY ACQUISITION AGREEMENT REPRESENTATION THERE HAS BEEN A FAILURE OF A CONDITION PRECEDENT TO YOUR (OR YOUR AFFILIATES’) OBLIGATION TO CONSUMMATE THE ACQUISITION OR SUCH FAILURE GIVES YOU THE RIGHT TO TERMINATE YOUR (OR YOUR AFFILIATES’) OBLIGATIONS UNDER THE ACQUISITION AGREEMENT AND (C) THE DETERMINATION OF WHETHER THE ACQUISITION HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE ACQUISITION AGREEMENT SHALL, IN EACH CASE, BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS AND JUDICIAL DECISIONS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS EXECUTED AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. Each of the parties hereto hereby irrevocably (i) submits, for itself and its property, to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, located in the Borough of Manhattan, and (b) the United States District Court for the Southern District of New York and any appellate court from any such court, in any action, suit, proceeding or claim arising out of or relating to this Joinder Agreement or the performance of services contemplated hereunder, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action, suit, proceeding or claim may be heard and determined in such New York State court or such Federal court, (ii) waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any action, suit, proceeding or claim arising out of or relating to this Joinder Agreement or the performance of services contemplated hereunder in any such New York State or Federal court and (iii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such action, suit, proceeding or claim in any such court. Each of the parties hereto agrees to commence any such action, suit, proceeding or claim either in the United States District Court for the Southern District of New York or in the Supreme Court of the State of New York, New York County located in the Borough of Manhattan.

This Joinder Agreement (including, for the avoidance of doubt, all of the terms of the Commitment Letter incorporated by reference herein) and the other terms and conditions contained herein shall be subject to (i) the same confidentiality provisions applicable to the Commitment Letter as provided in Section 6 of the Commitment Letter, and (ii) the same indemnification provisions applicable to the Commitment Letter (and each Additional Commitment Party and each Additional Commitment Party’s affiliates and controlling persons, successors and assigns and their respective officers, directors, employees, agents, advisors and other representatives shall be deemed to be an “Indemnified Party” for all purposes thereunder) as provided in Section 4(b) of the Commitment Letter.

Each Additional Commitment Party acknowledges that it has, independently and without any reliance upon any Lead Arranger or any of its affiliates, or any of their respective officers, directors, employees, agents, advisors or representatives, and based on the financial statements of the Borrower and its subsidiaries and such other documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Joinder Agreement and to provide its Commitment.

In connection with all aspects of each transaction contemplated by this Joinder Agreement, you acknowledge and agree, and acknowledge your affiliates’ understanding, that: (i) the Bridge Facility and any related arranging or other services described in this Joinder Agreement and the Commitment Letter is an arm’s-length commercial transaction between you and your affiliates, on the one hand, and the

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Additional Commitment Parties, on the other hand, (ii) the Additional Commitment Parties have not provided any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and you have consulted your own legal, accounting, regulatory and tax advisors to the extent you have deemed appropriate, (iii) you are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby, (iv) in connection with each transaction contemplated hereby and the process leading to such transaction, each of the Additional Commitment Parties has been, is, and will be acting solely as a principal and has not been, is not, and will not be acting as an advisor, agent or fiduciary, for you or any of your affiliates, equity holders, creditors or employees or any other party, (v) the Additional Commitment Parties have not assumed and will not assume an advisory, agency or fiduciary responsibility in your or your affiliates’ favor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether any of the Additional Commitment Parties has advised or is currently advising you or your affiliates on other matters) and the Additional Commitment Parties have no obligation to you or your affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth in this Joinder Agreement and (vi) the Additional Commitment Parties and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from yours and those of your affiliates, and the Additional Commitment Parties have no obligation to disclose any of such interests to you or your affiliates. To the fullest extent permitted by law, you hereby waive and release any claims that you may have against the Additional Commitment Parties with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated by this Joinder Agreement.

The compensation, jurisdiction, venue and governing law provisions contained herein and this survival provision will survive any termination or completion of the arrangements contemplated by this Joinder Agreement, the Commitment Letter or each Commitment Party’s Commitment, including without limitation whether or not the Bridge Facility Documentation is executed and delivered and whether or not the Bridge Facility is made available or any loans under the Bridge Facility are disbursed. The provisions incorporated herein by reference to the Commitment Letter will survive to the extent set forth in the Commitment Letter.

This Joinder Agreement supersedes any commitment advice or similar letter (for avoidance of doubt, other than the Commitment Letter) executed by any Additional Commitment Party prior to the date hereof in connection with the Bridge Facility, which commitment advice or similar letter shall in each case terminate upon the effectiveness of this Joinder Agreement.

Except as otherwise provided herein, the Commitments of each Additional Commitment Party and its agreement to provide the services described herein will terminate upon notification by the Lead Arrangers and the Borrower to the Additional Commitment Parties that the Commitment Letter has terminated in accordance with its terms.

[The remainder of this page is intentionally left blank.]

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If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof.

Very truly yours,

CITIBANK, N.A., as an Additional Commitment Party

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

[Signature Page to Bridge Loan Joinder Agreement]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as an Additional Commitment Party

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ross Levitsky
Name:	Ross Levitsky
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as an Additional Commitment Party

By:	/s/ Mary Gherty
Name:	Mary Gherty
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Additional Commitment Party

By:	/s/ Grainne M. Pergolini
Name:	Grainne M. Pergolini
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

GOLDMAN SACHS BANK USA, as an Additional Commitment Party

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Bridge Loan Joinder Agreement]

BARCLAYS BANK PLC, as an Additional Commitment Party

By:	/s/ Christopher Lee
Name:	Christopher Lee
Title:	Vice President

SUNTRUST BANK, as an Additional Commitment Party

By:	/s/ Ben Cumming
Name:	Ben Cumming
Title:	Director

[Signature Page to Bridge Loan Joinder Agreement]

MIZUHO BANK, LTD., as an Additional Commitment Party

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[Signature Page to Bridge Loan Joinder Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Additional Commitment Party

By:	/s/ John Broeren
Name:	John Broeren
Title:	Senior Vice President

PNC Capital Markets LLC, as an Additional Commitment Party

By:	/s/ Brian Prettyman
Name:	Brian Prettyman
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

ROYAL BANK OF CANADA, as an Additional Commitment Party

By:	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory

[Signature Page to Bridge Loan Joinder Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as an Additional Commitment Party

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Additional Commitment Party

By:	/s/ O. Cortez
Name:	O. Cortez
Title:	Vice President

[Signature Page to Bridge Loan Joinder Agreement]

US BANK, NATIONAL ASSOCIATION, as an Additional Commitment Party

By:	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice President

[Signature Page to Bridge Loan Joinder Agreement]

FIFTH THIRD BANK., as an Additional Commitment Party

By:	/s/ Nathaniel E. Sher
Name:	Nathaniel E. Sher
Title:	Vice President

[Signature Page to Bridge Loan Joinder Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as an Additional Commitment Party

By:	/s/ Patricia Gomes
Name:	Patricia Gomes
Title:	Managing Director, Co-Head FIG North America

[Signature Page to Bridge Loan Joinder Agreement]

THE BANK OF NEW YORK MELLON, as an Additional Commitment Party

By:	/s/ John M. DiMarsico
Name:	John M. DiMarsico
Title:	Vice President

[Signature Page to Bridge Loan Joinder Agreement]

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

BANK OF AMERICA, N.A., as an Initial Commitment Party

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as an Initial Commitment Party

By:	/s/ B. Timothy Keller
Name:	B. Timothy Keller
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Initial Commitment Party

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC, as an Initial Commitment Party

By:	/s/ Jonathan Lee
Name:	Jonathan Lee
Title:	Director

[Signature Page to Bridge Loan Joinder Agreement]

UBS AG, STAMFORD BRANCH, as an Initial Commitment Party

By:	/s/ Luke Bartolone
Name:	Luke Bartolone
Title:	Director

By:	/s/ Kevin T. Pluff
Name:	Kevin T. Pluff
Title:	Managing Director

UBS SECURITIES LLC, as an Initial Commitment Party

By:	/s/ Luke Bartolone
Name:	Luke Bartolone
Title:	Director

By:	/s/ Kevin T. Pluff
Name:	Kevin T. Pluff
Title:	Managing Director

[Signature Page to Bridge Loan Joinder Agreement]

ANTHEM, INC., an Indiana corporation

By:	/s/ R. David Kretschmer
Name:	R. David Kretschmer
Title:	Senior Vice President, Treasurer and Chief Investment Officer

[Signature Page to Bridge Loan Joinder Agreement]

Schedule I

Commitments

Commitment Party	Title	Commitment
Bank of America, N.A.	Joint Lead Arranger / Joint Bookrunner	$3,937,500,000.00
Credit Suisse AG	Joint Lead Arranger / Joint Bookrunner	$3,937,500,000.00
UBS AG, Stamford Branch	Joint Lead Arranger / Joint Bookrunner	$3,375,000,000.00
Citibank, N.A.	Documentation Agent	$1,125,000,000.00
Deutsche Bank AG Cayman Islands Branch	Documentation Agent	$1,125,000,000.00
JPMorgan Chase Bank, N.A.	Documentation Agent	$1,125,000,000.00
Wells Fargo Bank, National Association	Documentation Agent	$1,125,000,000.00
Goldman Sachs Bank USA	-	$990,000,000.00
Barclays Bank PLC	-	$765,000,000.00
SunTrust Bank	-	$765,000,000.00
Mizuho Bank, Ltd.	-	$600,000,000.00
PNC Bank, National Association	-	$600,000,000.00
Royal Bank of Canada	-	$600,000,000.00
Sumitomo Mitsui Banking Corporation	-	$600,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	-	$600,000,000.00
US Bank, National Association	-	$600,000,000.00
Fifth Third Bank	-	$225,000,000.00
HSBC Bank USA, National Association	-	$225,000,000.00
The Bank of New York Mellon	-	$180,000,000.00

Total	-	$22,500,000,000.00

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